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                                                               EXHIBIT 10.21



                                   AMENDMENT
                                    TO THE
                        FALCON BUILDING PRODUCTS, INC.
                     SENIOR EXECUTIVE STOCK PURCHASE PLAN


     The following sentence shall be added to the end of subsection 9.8 of the Falcon Building Products, Inc. Senior Executive Stock Purchase Plan:

     "Notwithstanding the foregoing provisions of this subection 9.8, the consummation of the transactions contemplated by the Agreement and Plan of Merger between the Company and FBP Acquisition Corp., Inc., dated as of March 20, 1997 will not be a Change in Control or any purpose other than the vesting of Purchased Shares under the Plan and will not require repayment of amounts borrowed thereunder other than to the extent that the number of Purchased Shares securing such borrowed amounts is reduced."



The following employees hereby consent to the above amendment to the Plan.



/s/ William K. Hall                       /s/ Sam A. Cottone
-------------------------------------     ------------------------------------
William K. Hall                           Sam A. Cottone



/s/ Gus J. Athas                          /s/ Lawrence Lee
-------------------------------------     ------------------------------------
Gus J. Athas                              Lawrence Lee



/s/ William E. Allan                      /s/ Paul C. Fischer
-------------------------------------     ------------------------------------
William E. Allan                          Paul C. Fischer